UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/30/2007

MidgardXXI, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-18033

Delaware	84-0988566
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2108 55th Street
Boulder, Colorado 80301
(Address of principal executive offices, including zip code)

(303) 442-4333
(Registrant’s telephone number, including area code)

Exabyte Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.03.    Bankruptcy or Receivership

In connection with the previously reported involuntary petition under Chapter 7 of the United States Bankruptcy Code against MidgardXXI, Inc. (the "Company") filed in the United States Bankruptcy Court for the District of Colorado by Eastpark Investors, LLC, a former landlord, an order for relief was entered on January 30, 2007. The Office of the United States Trustee appointed David E. Lewis as the Interim Chapter 7 Trustee on March 28, 2007. The Chapter 7 case for the Company has been assigned to Judge Michael E. Romero, and designated as Case No. 06-19466 MER.

As previously reported, the Company will liquidate and does not have sufficient assets to and does not intend to make any distributions to its shareholders.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MidgardXXI, Inc.

Date: April 30, 2007	By:	/s/ Thomas M. Kim
Thomas M. Kim
Authorized Agent